SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2002

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                  0-26483                 94-3236309
(State or other jurisdiction     (Commission      (I.R.S. Employer incorporation
  of Identification Number)      File Number)             or organization)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On October 21, 2002, VaxGen, Inc. (the "Company") announced that the independent board that oversees the Company's clinical trials completed the final safety and conduct review of the Company's Phase III trial in Thailand and once again concluded that the study was being conducted appropriately and that the Company's AIDS vaccine candidate appears safe. The independent board also conducted an interim analysis of efficacy using data from the trial in Thailand and recommended that the study continue to its planned conclusion in the second half of 2003.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      EXHIBIT           DESCRIPTION

      99.1              Press Release issued October 21, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    VaxGen, Inc.
                                                    (Registrant)


Dated: October 22, 2002                             By: /s/ Carter A. Lee
                                                    ---------------------------
                                                    Carter A. Lee
                                                    Senior Vice President
                                                    Finance & Administration

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                                  EXHIBIT INDEX

EXHIBIT No.   DESCRIPTION
-----------   -----------

  99.1        Press Release issued October 21, 2002.